GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2020
GOODWILL AND INTANGIBLE ASSETS
GOODWILL AND INTANGIBLE ASSETS

8. GOODWILL AND INTANGIBLE ASSETS

Goodwill

Goodwill represents the excess purchase price paid by the Corporation over the fair value of net tangible and intangible assets identified in the calculated purchase price. The Corporation tests the recoverability of its goodwill annually, or more frequently if events or changes in circumstances indicate that they might be impaired. Goodwill recoverability is tested based on the higher of FVLCD and the value in use model. The FVLCD analysis is performed by using the income method which involves discounting expected future cash flows. Impairment testing involves determining the recoverable amount of the CGU group to which goodwill is allocated and comparing this to the carrying value of the CGU groups. The Corporation grouped CGUs for testing at the state level based on the CGUs expected to benefit from synergies of the business combination.

Management performed its annual impairment tests on the goodwill acquired and calculated that the goodwill recoverable amounts were higher than the carrying amounts as of December 31, 2020, therefore, no impairment was recognized. The carrying amount of goodwill tested was $16,399,143,  $68,438,161, and $7,484,630 for Massachusetts, Nevada, and Pennsylvania, respectively. The key assumptions included a four-year forecast period and a perpetual growth rate of 3% thereafter. These assumptions were based on historical data from internal sources as well as industry and market trends. The range of post-tax discount rates were from 10.5% to 34.9%. As the recoverable amount was higher than the carrying amount as of December 31, 2020, no impairment was recognized.

Ayr performed a sensitivity analysis and based on that analysis, concluded that 5% changes in the discount rate would not cause the recoverable amount to decrease below the carrying value for any of the groups of CGUs.

Intangible Assets

Amortization expense is in cost of goods sold and total expenses. The amount in cost of goods sold for the years ended December 31, 2020 and 2019 was $1,691,787 and $915,269, respectively. The following table represents intangible assets:

		Right-to-use	Host community	Trade name /
	Licenses/Permits	licenses	agreements	brand
Useful life (# of years)	15	15	15	5	Total
Cost
As of December 31, 2019	$22,000,000	$138,550,000	$35,000,000	$2,390,000	$197,940,000
Acquired through combinations and acquisitions [Notes 1 & 4]	75,172,042	–	–	–	75,172,042
Additions	–	1,100,000	–	–	1,100,000
As of December 31, 2020	$97,172,042	$139,650,000	$35,000,000	$2,390,000	$274,212,042

Accumulated Amortization
As of December 31, 2019	$883,154	$5,561,864	$1,405,018	$287,828	$8,137,864
Amortization	1,668,503	9,236,666	2,333,333	478,000	13,716,502
As of December 31, 2020	$2,551,657	$14,798,530	$3,738,351	$765,828	$21,854,366

Net book value
As of December 31, 2019	$21,116,846	$132,988,136	$33,594,982	$2,102,172	$189,802,136
As of December 31, 2020	$94,620,385	$124,851,470	$31,261,649	$1,624,172	$252,357,676